SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549




                           FORM 8-K



                        CURRENT REPORT



              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)      September 13, 1995


                 Northern States Power Company
(Exact name of registrant as specified in its charter)


                           Minnesota
(State or other jurisdiction of incorporation)


        1-3034                                             41-0448030
(Commission File Number)                   (IRS Employer Identification No.)


414 Nicollet Mall, Mpls, MN                                        55401
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code           612-330-5500



(Former name of former address, if changed since last report)


Item 5.   Other Events

On September 13, 1995, the shareholders of Northern States Power Company (NSP) and Wisconsin Energy Corporation (WEC) voted, in their respective shareholder meetings, to approve the proposed merger between the two companies and their subsidiaries.

As previously reported in NSP's Current Report on Form 8-K dated April 28, 1995 and filed on May 3, 1995, and Quarterly Reports on Forms 10-Q and 10-Q/A for the quarters ended March 31, 1995 and June 30, 1995, respectively, the merger agreement entered into by NSP and WEC provides for a strategic business combination in a "merger-of-equals" transaction. NSP anticipates consummation of the merger transaction by the end of 1996, after completion of the regulatory approval process.

                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Northern States Power Company
                                (a Minnesota Corporation)


                                By (Edward J. McIntyre)
                                   Edward J. McIntyre
Dated: September 13, 1995          Vice President & Chief Financial Officer